UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2007 (January 22, 2007)

Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11663	23-2251762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Park Drive, Harrisburg, Pennsylvania		17111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 717-920-5800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 22, 2007, the Compensation Committee of the Board of Directors of Community Banks, Inc. granted options to its named executive officers, conditioned upon such officers’ agreement to extend the vesting period for options granted in 2006. Accordingly, each of the named executive officers entered into an amendment to the stock option agreement dated January 25, 2006. A form of First Amendment to Stock Option Agreement is attached hereto as exhibit 10.1.

Item 9.01 Financial Statements and Exhibits
(d) The following exhibit is filed herewith.
    10.1 Form of First Amendment to Stock Option Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2007   COMMUNITY BANKS, INC.

By: /s/ Anthony N. Leo
   Anthony N. Leo
Title: Executive Vice President

EXHIBIT LIST

10.1 Form of First Amendment to Stock Option Agreement